UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): August 7, 2005


                                                           IRS Employer
Commission    Registrant; State of Incorporation;          Identification
File Number   Address; and Telephone Number                Number
-----------   -----------------------------------------    --------------

1-13739       UNISOURCE ENERGY CORPORATION                 86-0786732
              (An Arizona Corporation)
              One South Church Avenue, Suite 100
              Tucson, AZ 85701
              (520) 571-4000

1-5924        TUCSON ELECTRIC POWER COMPANY                86-0062700
              (An Arizona Corporation)
              One South Church Avenue, Suite 100
              Tucson, AZ 85701
              (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

     On August 7, 2005, UniSource Energy Corporation ("UniSource Energy") issued a press release announcing earnings for the quarter ended June 30, 2005 for UniSource Energy and Tucson Electric Power Company. A copy of the press release is attached hereto as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     Exhibit 99         UniSource Energy Corporation Press Release, dated
                        August 7, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 8, 2005                       UNISOURCE ENERGY CORPORATION
                                           -----------------------------
                                                  (Registrant)


                                           /s/ Kevin P. Larson
                                           -----------------------------
                                           Vice President and Principal
                                                 Financial Officer


Date: August 8, 2005                       TUCSON ELECTRIC POWER COMPANY
                                           -----------------------------
                                                  (Registrant)


                                           /s/ Kevin P. Larson
                                           -----------------------------
                                           Vice President and Principal
                                                 Financial Officer